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                                                      COWLITZ BANCORPORATION
                                   PROXY FOR THE JANUARY 27, 2000 SPECIAL MEETING OF SHAREHOLDERS

                                        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                                      OF COWLITZ BANCORPORATION

     The undersigned shareholder(s) of Cowlitz Bancorporation ("Cowlitz"), hereby appoints Charles W. Jarrett and Benjamin
Namatinia, and each of them, as proxies, each with the power of substitution to represent and to vote, as designated below, all the shares of Common Stock of Cowlitz held of record by the undersigned on November 30, 1999, at the Special Meeting of
Shareholders to be held on January 27, 2000, and at any and all postponements, adjournments or reschedulings thereof.

     Shares represented by all properly completed, dated and executed proxies will be voted in accordance with instructions appearing on the proxy and in the discretion of the proxy holders as to any other matter that may properly come before the
Special Meeting of Shareholders. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS,
PROXIES WILL BE VOTED FOR ITEM 1 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE
THE SPECIAL MEETING OF SHAREHOLDERS.

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                                                                                                             Please mark
                                                                                                             your votes as
                                                                                                             indicated in     /X/
                                                                                                             this example

                                                             FOR   AGAINST   ABSTAIN
1. Approval of the issuance of shares of common stock        / /     / /     / /
pursuant to the Agreement and Plan for Merger, dated as of
September 14, 1999 between Cowlitz, Cowlitz Bank and
Northern Bank of Commerce, pursuant to which Northern Bank
of Commerce will merge with and into Cowlitz Bank.

                                                            WILL        WILL NOT
                                                           ATTEND        ATTEND
                                                            / /           / /
2. Special meeting R.S.V.P: I/We________
(enter number of people attending).



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
AND THE RELATED JOINT PROXY STATEMENT DATED, IN EACH CASE,                     , 1999.

PLEASE SIGN YOUR NAME BELOW EXACTLY AS IT APPEARS HEREON. WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Date _________________________________, 1999/2000       Signature (if held jointly): _________________________________

Signature: ______________________________________       Title: _______________________________________________________

Title:___________________________________________       Please sign, date and return this proxy card promptly.


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